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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2000

                               MARGO CARIBE, INC.
            (Exact name of registrant as specified in this charter)

         PUERTO RICO                                              0-15336
(State or other jurisdiction of                            (Commission File No.)
       incorporation)

                                   66-0550881
                       (IRS Employer Identification No.)

    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (787) 883-2570

          (Former Name or Former Address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On April 12, 2000, Margo Caribe, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  99.1 Press release issued by Margo Caribe, Inc. on April 12, 2000

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MARGO CARIBE, INC.

                                      By: /s/ Michael J. Spector
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                                          Michael J. Spector
                                          President and Chief Executive Officer

Date: April 12, 2000

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                                  EXHIBIT INDEX

     EXHIBIT NUMBER                         DESCRIPTION
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         99.1     Press release issued by Margo Caribe, Inc. on April 12, 2000